WAIVER AND EXTENSION AGREEMENT

     This Waiver and Extension Agreement (this "Agreement"), made as of the 22nd of February, 2001, by and among CNL APF PARTNERS, LP, a Delaware limited partnership with an office at 450 South Orange Avenue, Orlando, Fl 32801 (the "Lender") and PHOENIX RESTAURANT GROUP, INC. (formerly known as DenAmerica Corp.) ("Obligor"), a Georgia corporation with an address at 7373 N. Scottsdale Road, Suite D-120, Scottsdale, Arizona 85253.

     WHEREAS, Obligor desires to sell and assign that certain $4,600,000.00 promissory note from Mid-American Restaurants, Inc. to Obligor dated July 3, 1996 ("Note") to CNL Growth Corp. as of the date hereof;

     WHEREAS, the Lender is the current holder and owner of (i) that certain Amended and Restated Credit Agreement dated as of July 3, 1996 (as amended, restated, supplemented or otherwise modified to the date hereof the "BP Agreement") with certain "Banks" named therein, including Banque Paribas ("Paribas"), and all the related Loan Documents (as such term is defined in the BP Agreement) (the BP Agreement and the Loan Documents herein collectively, the "Credit Agreement"); (ii) that certain Omnibus Agreement dated as of June 30, 1999, by and among the parties to the Credit Agreement and Lender, pursuant to which certain rights and obligations of the "Agent" and the "Banks" under the Credit Agreement were assigned to Lender (herein sometimes referred to as the "Credit Assignment"); and (iii) that consolidated Interim Balloon Promissory Note dated June 30, 1999 from Obligor to Lender in the original principal amount of $22,300,000.00 (the "Consolidated Note"). The Consolidated Note was due and payable on January 31, 2000;

     WHEREAS, Obligor and Lender entered into that certain Waiver, Extension and Release of Lien Agreement dated as of January 26, 2001 ("First Waiver") in connection with the sale of certain assets of Obligor which inter alia, waived defaults under the Credit Agreement and Consolidated Note;

     WHEREAS, Obligor failed to make a payment on February 15, 2001 as required pursuant to the First Waiver and is in default under the Credit Agreement ("Existing Default");

     WHEREAS, Lender has agreed to lend Obligor the additional sums of $900,000.00 under the Credit Agreement and $632,681.86 under the Credit Agreement (the "Loans");

     WHEREAS, Black-eyed Pea U.S.A., Inc., has agreed to give Lender a Deed of Trust against that certain Black-eyed Pea Restaurant, Unit No. 2047, located at 2420 South Interstate 35 East, Denton, Texas, securing Obligor's obligations under the note evidencing the $632,681.86 Loan;
WHEREAS, Obligor has requested that the Lender enter into this Agreement for the purpose of facilitating (i) the consummation of the sale and assignment of the Note; and (ii) the Loans;

     WHEREAS, for the exclusive purpose of facilitating (i) the sale of the Note and (ii) the Loans, Lender is willing to waive the Existing Default and any and all other defaults which currently exist under the Credit Agreement, Consolidated Note and related documents ("Defaults").

                                  AGREEMENT
                                  ---------

     NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) each to the other in hand paid and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The above recitals are true and correct and incorporated herein.

     2. The Lender waives the Existing Default and any and all other Defaults currently existing.

     3. The standard monthly payment shall continue to be due and payable on March 1, 2001; provided, however, in the event that certain documents related to the transactions contemplated by this Agreement are being held in escrow on and after March 1, 2001, such standard monthly payment shall be due and payable immediately after the breaking of escrow and delivery of such documents. The failure to pay such amount when due, shall constitute a default under the Consolidated Note without any further notice, demand or opportunity to cure and the Consolidated Note Maturity Date of March 31, 2001 shall remain in effect under the Consolidated Note.

     4. Obligor hereby acknowledges and agrees that: (i) this Agreement is in the best interest of the Obligor, in that among other things it will permit Obligor and its affiliates to close the sale of the Note and the Loans, pay the claims of certain of the Obligor's creditors and provide the Obligor with additional time to pay the Lender's claims as represented by Obligor to Lender, (ii) this Agreement has been requested by the Obligor to avoid the costs, expenses and burdens of litigation with Lender, and (iii) that the benefits that inure to the Obligor pursuant to this Agreement and any other related documents constitute substantially more than "reasonably equivalent value", as such term is used in Section 548 of Title 11 of the United States Code (the "Bankruptcy Code") and in the Uniform Fraudulent Transfer Act, in exchange for the benefits to be provided by Obligor. Obligor further presents that it has not entered into this transaction to provide preferential treatment to the Lender in anticipation of seeking relief under the Bankruptcy Code nor has Obligor entered into this transaction with the actual intent to hinder, delay or defraud any of Obligor's creditors.

     5. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or when received after being deposited in the United States mail, postage prepaid, or, in the case of telex notice, when sent, answer back received, or, in the case of telecopy notice, when sent, or, in the case of a nationally recognized overnight courier service, one business day after delivery to such courier service, addressed, in the case of each party hereto, at its address specified below, or to such other address as may be designated by any party in a written notice to the other parties hereto:



                        CNL APF PARTNERS, LP
                        450 South Orange Avenue
                        Orlando, FL 32801
                        Attention:  Clinton B. Beaty

                        PHOENIX RESTAURANT GROUP, INC.
                        c/o Robert Langford
                        Systems Management
                        1210 Briarville Road, Building C
                        Madison, Tennessee 37115



     6. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     7. This Agreement may be executed in any number of counterparts and by the different parties thereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     8. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     9. Obligor for itself and on behalf of its subsidiaries, hereby remises, releases and forever discharges Lender, its affiliates, successors and/or assigns, and all of its and their respective officers, directors, employees, agents, attorneys and partners, of and from any and all manner of actions, causes and causes of action whatsoever, at law or in equity, and including, but not limited to, all claims relating to the Loans, the sale of the Note and all related obligations and transactions of the Obligor and Lender with respect to this Agreement from the beginning of the world to the date this Agreement is signed by the last party executing this Agreement.

     10. This Agreement is not intended and shall not be construed to benefit, modify, release or discharge any third party, and all rights as against persons or parties not a party to this Agreement are expressly reserved by Lender. Obligor hereby indemnifies and holds Lender harmless from and against any claim, loss, damage, costs, charge or expense (including attorneys' fees) whatsoever arising out of or relating to any claim by any third party not a party to this Agreement of any alleged or purported benefit, modification, release or discharge resulting from this Agreement.

     11. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Lender would otherwise have. No notice to or demand on Obligor or its successors in any case shall entitle Obligor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

     12. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

     13. Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Florida or of the United States of America for the Middle District of Florida, and, by execution and delivery of this Agreement, Obligor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts. The Obligor hereby irrevocably waives, to the extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender to commence legal proceedings or otherwise proceed against Obligor in any other jurisdiction.

     14. TO THE EXTENT PERMITTED BY APPLICABLE LAW, OBLIGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR ALLEGED COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.



(CONTINUED ON NEXT PAGE)

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                 PHOENIX RESTAURANT GROUP, INC.,
                                 a Georgia corporation


                                 By: /s/ W. Craig Barber
                                    -----------------------------------------
                                 Name: W. Craig Barber
                                      ---------------------------------------
                                 Title: President
                                       --------------------------------------

                                 CNL APF PARTNERS, LP, a Delaware
                                 limited partnership

                                 By:  CNL APF GP CORP., a Delaware
                                 corporation

                                      By: /s/ Clinton B. Beaty
                                         ------------------------------------
                                      Name: Clinton B. Beaty
                                           ----------------------------------
                                      Title: SVP
                                            ---------------------------------

STATE OF TENNESSEE
COUNTY OF DAVIDSON
          --------

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared W. Craig Barber, as President of PHOENIX RESTAURANT GROUP, INC., a Georgia corporation, the corporation that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL this 24th day of February, 2001.



     (NOTARY SEAL)                        /s/ Sandra L. Leftwich
                                          -----------------------------------
                                          Notary Public - State of Tennessee
                                          Printed Name: Sandra L. Leftwich
                                                       ----------------------
                                          Notary Commission No.:
                                                                -------------
                                          Commission Expires: 3-24-01
                                                             ----------------

STATE OF FLORIDA
COUNTY OF ORANGE
          ------

     The foregoing instrument was acknowledged before me this 7th day of March, 2001, by Clinton B. Beatty, as SVP of CNL APF GP CORP., a Delaware corporation, as General Partner of CNL APF PARTNERS, LP, a Delaware limited partnership, on behalf of the corporation and limited partnership. He/she is personally known to me and did not take an oath.

     GIVEN UNDER MY HAND AND SEAL this 7th day of March, 2001.



(NOTARY SEAL)                             /s/ Suzanne M. McLauglin
                                          -----------------------------------
                                          Notary Public - State of Florida
                                          Printed Name:
                                                       ----------------------
                                          Notary Commission No.:
                                                                -------------
                                          Commission Expires:
                                                             ----------------




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